VDC COMMUNICATIONS, INC.

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                          SECURITIES PURCHASE AGREEMENT

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                             SHARES OF COMMON STOCK
                               AT $2.70 PER SHARE
                                AND COMMON STOCK
                                PURCHASE WARRANTS

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                                  MAY 17, 1999


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CONFIDENTIAL
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                          SECURITIES PURCHASE AGREEMENT

        THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is entered into as of the 17th day of May, 1999, by and between VDC Communications, Inc., a Delaware corporation ("VDC" or the "Company"), and the investor whose name appears at the end of this Agreement ("Purchaser" or "Subscriber").

                                R E C I T A L S:
                                ----------------

        The Company wishes to obtain additional working capital and the Purchaser desires to provide such working capital to the Company through the purchase of certain shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), being privately offered by the Company.

        NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto, intending to be legally bound, hereby agree as follows:

        1.     Sale and Purchase of Shares and Warrants.

               Subject to the terms and conditions hereof, the Company agrees to issue and sell, and the Purchaser agrees to purchase that number of shares of Common Stock (the "Shares") identified on the signature page hereof at a purchase price of $2.70 per share. The total purchase price is set forth on the signature page hereof (the "Purchase Price"). The Purchase Price is payable upon subscription in cash, check or wire transfer. If paying by check, the check should be made payable to "VDC Communications, Inc." and delivered to VDC Communications, Inc. at 75 Holly Hill Lane, Greenwich, Connecticut, 06830. For every full block of ten (10) Shares purchased pursuant to this Agreement, the Purchaser shall be entitled to receive from the Company, and the Company shall grant to the Purchaser, one (1) Common Stock Purchase Warrant (the "Warrants") upon substantially the terms set forth in the document attached hereto as Exhibit "A." The sale of Shares and Warrants evidenced by this Agreement is part of an overall private placement transaction being undertaken by the Company of a maximum principal amount of $1,499,998.50. See Section 3 hereafter.

               No broker, investment banker or any other person, other than Paradigm Group LLC ("Paradigm") and Santa Fe Capital Group (NM), Inc. ("Santa Fe"), will receive from the Company any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase of the Shares and Warrants hereunder. As a consulting fee, for every full block of twenty (20) Shares purchased by "accredited investors," as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the "Act") introduced to the Company exclusively by Paradigm ("Paradigm Purchasers"), Paradigm shall be entitled to receive from the Company, and the Company shall grant to the Paradigm, one (1) Warrant. The Company shall pay Santa Fe an investment banking fee (the "Santa Fe Fee") based upon gross proceeds paid to the Company by Paradigm Purchasers (the "Proceeds"). Specifically, Santa Fe is entitled to: five percent (5%) of the first $1,000,000 in Proceeds; four percent (4%) of the second $1,000,000 in Proceeds; three percent (3%) of the third $1,000,000 in Proceeds; two percent (2%) of the fourth $1,000,000 in proceeds; and one percent (1%) for all Proceeds in excess of $4,000,000. Twenty percent (20%) of the Santa Fe Fee shall be paid to Santa Fe in shares of Company Common valued at $2.70 per share.

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        2.      Description of the Securities.

               (a) Restricted Securities. The Shares, Warrants and shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") being offered hereby (collectively, the "Securities") shall be "restricted securities" as that term is defined under Rule 144 promulgated under the Act and may not be offered for sale or sold or otherwise transferred in a transaction which would constitute a sale thereof within the meaning of the Act unless (i) such Security has been registered for sale under the Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities; or (ii) exemptions from the registration requirements of the Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel, prepared at Purchaser's expense, that the proposed sale or other disposition of such securities may be effected without registration under the Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

               (b) Voting Rights; Dividends. Holders of Common Stock of the Company have equal rights to receive dividends when, as, and if declared by the Board of Directors out of funds legally available therefor. Holders of Common Stock of the Company have one vote for each share held of record and do not have cumulative voting rights.

               (c) Liquidation; Redemption. Holders of Common Stock of the Company are entitled upon liquidation of the Company to share ratably in the net assets available for distribution, subject to the rights, if any of holders of any preferred stock of the Company then outstanding. Shares of Common Stock of the Company are not redeemable and have no preemptive or similar rights. All outstanding shares of Common Stock of the Company are fully paid and nonassessable.

               (d) Description of Warrants. Each Warrant entitles the holder to purchase one (1) share of Common Stock at an exercise price of $6.00 per share, exercisable for a three year period from the date of Closing. Prior to the exercise of the Warrants, holders of the Warrants shall not be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

               (e) Restriction Upon Resale. The Subscriber hereby agrees that the Securities shall be subject to restrictions upon the transfer, sale, encumbrance or other disposition of the Securities. See "UNDERSTANDING OF INVESTMENT RISKS" AND "REGISTRATION RIGHTS".

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        3.     Securities Offered in a Private Placement Transaction.

               The Securities offered by this Agreement are being offered as a non-public offering (the "Offering") pursuant to Section 4(2) and Regulation D of the Act ("Regulation D") by the Company on a "best efforts" basis of a maximum principal amount of $1,499,998.50 (the "Maximum Offering") to be offered to the Paradigm Purchasers. Accordingly, there can be no assurances as to the number of securities that will be sold in the Offering. The Company may, in its sole discretion, reject, in whole or part, subscriptions from Paradigm
Purchasers to the extent such subscriptions, when aggregated with other subscriptions from Paradigm Purchasers exceed the Maximum Offering. Additionally, the Company may, in its sole discretion, reject any subscription from any Paradigm Purchaser to the extent funds for such subscription are not received by the Company on or before 5 p.m. Eastern Standard Time on Wednesday, May 26, 1999, (the "Outside Payment Date").

               The Company is concurrently offering up to 700,000 shares of Common Stock and up to 70,000 three-year warrants to purchase one (1) share of Common Stock at an exercise price of $6.00 per share in a private placement at a purchase price of between $2.70 and approximately $4.00 per share of Common Stock with the right to receive one (1) warrant for every full block of ten (10) shares of Common Stock (the "Concurrent Offering"). The proceeds of this Offering and the Concurrent Offering are intended to raise working capital for the Company.

        4.     Binding Effect of Agreement; The Closing.

               This Agreement shall not be binding on the Company unless and until an authorized executive officer of the Company has evidenced acceptance thereof by executing the signature page at the end hereof. The Company may accept or reject this Agreement in its sole discretion if the Purchaser does not meet the suitability standards established herein. Additionally, even if accepted, this Agreement shall be voidable, in the Company's sole discretion, if the Purchase Price is received by the Company after 5 p.m. Eastern Standard Time on the Outside Payment Date, and the Company shall have no obligation to issue the Securities, or any one of them. In the event the Company rejects this Agreement, or this Agreement is voided in accordance with the provisions above, the Purchaser's funds, to the extent received by the Company, will be returned without deduction of any costs and without interest.

               A closing (the "Closing") will occur contemporaneously with the acceptance of this Agreement by the Company and the Company's receipt of the Purchase Price. The Company shall deliver to the Purchaser within fifteen business (15) days after the Closing:

               (a) A stock certificate representing the number of Shares purchased, bearing applicable restrictive legends, duly executed by the appropriate officer(s) and registered on the books of the Company in Purchaser's name; and

               (b) The Warrants in substantially the form set forth at Exhibit "A" duly executed by the appropriate officer(s) and registered on the books of the Company in the Purchaser's name.

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        5.           Representations  and  Warranties  of  the  Purchaser.   The
Purchaser represents and warrants to the Company as follows:

               (a) Accredited Investor. The Purchaser has such knowledge and experience in business and financial matters such that the Purchaser is capable of evaluating the merits and risks of purchasing the Securities. The Purchaser is either an "accredited investor" as that term is defined in Rule 501 of Regulation D of the Act or a "qualified institutional buyer" as that term is defined in Rule 144A of the Act, and represents that he satisfies the suitability standards identified in Section 10 hereof;

               (b) Loss of Investment. The Purchaser('s) (i) overall commitment to investments which are not readily marketable is not disproportionate to his net worth; (ii) investment in the Company will not cause such overall commitment to become excessive; (iii) can afford to bear the loss of his entire investment in the Company; and (iv) has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in his investment in the Company;

               (c) Special Suitability. The Purchaser satisfies any special suitability or other applicable requirements of his state of residence and/or the state in which the transaction by which the Securities are purchased occurs;

               (d) Investment Intent. The Purchaser hereby acknowledges that the Purchaser has been advised that this offering has not been registered with, or reviewed by, the Securities and Exchange Commission ("SEC") because this offering is intended to be a non-public offering pursuant to Section 4(2) and Regulation D of the Act. The Purchaser represents that the Purchaser's Securities are being purchased for the Purchaser's own account and not on behalf of any other person, for investment purposes only and not with a view towards distribution or resale to others. The Purchaser will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities unless they are registered under the Act or unless in the opinion of counsel an exemption from such registration is available, such counsel and such opinion to be satisfactory to the Company. The Purchaser understands that the Securities have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Purchaser's investment intention;

               (e) State Securities Laws. The Purchaser understands that no securities administrator of any state has made any finding or determination relating to the fairness of this investment and that no securities administrator of any state has recommended or endorsed, or will recommend or endorse, the offering of the Securities;

               (f) Authority; Power; No Conflict. The execution, delivery and performance by the Purchaser of the Agreement are within the powers of the Purchaser, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Purchaser is a party or by which the Purchaser is bound, and, if the Purchaser is not an individual, will not violate any provision of the charter documents, Bylaws, indenture of trust or partnership agreement, as applicable, of the Purchaser. The signatures on the Agreement are genuine, and the signatory, if the Purchaser is an individual, has legal competence and capacity to execute the same, or, if the Purchaser is not an individual, the signatory has been duly authorized to execute the same; and the Agreement constitutes the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms;

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               (g)        No General  Solicitation.  The Purchaser  acknowledges
that no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by him and that no public solicitation or advertisement with respect to the offering of the Securities has been made to him;

               (h) Advice of Tax and Legal Advisors. The Purchaser has relied solely upon the advice of his own tax and legal advisors with respect to the tax and other legal aspects of this investment;

               (i) Broker Fees. The Purchaser is not aware that any person, and has been advised that no person, will receive from the Company any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase of the Securities other than as declared herein;

               (j) Access to Information. Purchaser has had access to all material and relevant information concerning the Company, its management, financial condition, capitalization, market information, properties and prospects necessary to enable Purchaser to make an informed investment decision with respect to its investment in the Securities. Purchaser has carefully read and reviewed, and is familiar with and understands the contents thereof and hereof, including, without limitation, the risk factors described in this Agreement. See "UNDERSTANDING OF INVESTMENT RISKS." Purchaser acknowledges that it has had the opportunity to ask questions of and receive answers from, and to obtain additional information from, representatives of the Company concerning the terms and conditions of the acquisition of the Securities and the present and proposed business and financial condition of the Company, and has had all such questions answered to its satisfaction and has been supplied all information requested;

               (k) Review of Reports. The Purchaser acknowledges that it has been provided with an opportunity to review: (i) a copy of the Company's Annual Report on Form 10-K for the year ended June 30, 1998; (ii) a copy of the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1998;
(iii) a copy of the Company's Registration Statement on Form S-4, pursuant to which VDC Corporation Ltd., a Bermuda company, merged with and into the Company; and (iv) all other recent reports filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (collectively, the "Reports").

               (l) Understanding the Nature of Securities. The Purchaser understands and acknowledges that:

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                      (i)    The  Securities  have not been registered under the
Act or any state securities laws and are being issued and sold in reliance upon certain exemptions contained in the Act;

                      (ii) The Securities are "restricted securities" as that term is defined in Rule 144 promulgated under the Act;

                      (iii) The Securities cannot be sold or transferred without registration under the Act and applicable state securities laws, or unless the Company receives an opinion of counsel reasonably acceptable to it (as to both counsel and the opinion) that such registration is not necessary; and

                      (iv)  The  Securities  and  any  certificates   issued  in
replacement therefor shall bear the following legend, in addition to any other legend required by law or otherwise:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF EXEMPTION FROM REGISTRATION, UNDER THE ACT, BASED ON AN OPINION LETTER OF COUNSEL SATISFACTORY TO THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

        6. Indemnification. The Purchaser shall indemnify and hold harmless the Company and the Company's officers, directors and employees from and against any and all loss, damage or liability (including attorneys' fees), due to, or arising out of, a breach or inaccuracy of any representation or warranty contained in Section 5.

        7. Understanding of Investment Risks. Any investment in the Securities should not be made by a Purchaser who cannot afford the loss of his entire Purchase Price. THE PURCHASER ACKNOWLEDGES THAT THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSIONS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS AGREEMENT OR ANY EXHIBIT HERETO. PRIOR TO MAKING AN INVESTMENT IN THE SECURITIES, THE PURCHASER HAS FULLY CONSIDERED, AMONG OTHER THINGS, THE FINANCIAL AND OTHER INFORMATION SET FORTH IN THE REPORTS AS WELL AS THE RISK FACTORS ATTACHED HERETO AS EXHIBIT "B" AND ACKNOWLEDGES THAT SUCH INFORMATION HAS BEEN CONSIDERED PRIOR TO MAKING THIS INVESTMENT DECISION.

        8. Registration Rights. The Company has agreed to advise the Purchaser by written notice at least ten (10) calendar days prior to the filing of a registration statement under the Act (excluding registration on Forms S-8, S-4 or any successor forms thereto), covering securities of the Company to be offered and sold to the public generally (whether on behalf of the Company or selling security holders) and shall, upon the request of the Purchaser given at least five (5) calendar days prior to the filing of such registration statement, include in any such registration statement such information as may be required to permit the public resale of the Shares and Warrant Shares; provided, however, that in the event the resale of the Shares and Warrant Shares has not been previously included within a registration statement, the Company shall in any event file a registration statement under the Act within one year of the Closing, the purpose of which is to register the resale of the Shares and Warrant Shares. The registration rights associated with the Shares and Warrants Shares are described more particularly and are subject in full to the terms of a Registration Rights Agreement substantially in the form attached hereto as Exhibit "C."

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        The Company shall use its best efforts to file,  within thirty (30) days of the Outside Payment Date, a registration statement on Form S-1 on behalf of certain Company security holders which, if filed, will include the Shares and Warrant Shares referenced in this Agreement.

        The Company's obligation to register the Shares and the Warrant Shares extends only to the inclusion of the Shares and the Warrant Shares in a registration statement which covers the public resale thereof. In all events, the Company shall have no obligation: (i) to assist or cooperate in the offering or disposition of such Shares or Warrant Shares; (ii) to obtain a commitment from an underwriter relative to the sale of such Shares or Warrant Shares; or
(iii) to include such Shares or Warrant Shares within an underwritten offering of the Company. The Company shall assume no responsibility for the manner of sale, timing of sale, or sales price relating to the resale of the Shares and Warrant Shares.

        9. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

               (a) Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware with adequate power and authority to conduct the business in which it is now engaged and has the corporate power and authority to enter into this Agreement, and is duly qualified and licensed to do business as a foreign corporation in such other jurisdictions as is necessary to enable it to carry on its business, except where failure to do so would not have a material adverse effect on its business;

               (b) Corporate Power and Authority. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. No other corporate act or proceeding on the part of the Company is necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. When duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally; and/or (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law;

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               (c)         Noncontravention.  The execution and delivery of this
Agreement and the consummation of the transactions contemplated hereby will not, to the best of the Company's knowledge and belief, (i) permit the termination or acceleration of the maturity of any material indebtedness or material obligation of the Company; (ii) permit the termination of any material note, mortgage, indenture, license, agreement, contract, or other instrument to which the Company is a party or by which it is bound or the Certificate of Incorporation or Bylaws of the Company; (iii) except as expressly provided in this Agreement and except for state "blue sky" approvals that may be required and those consents and waivers which already have been obtained by the Company, require the consent, approval, waiver or authorization from or registration or filing with any party, including but not limited to any party to a material agreement to which the Company is a party or by which it is bound, or any regulatory or governmental agency, body or entity except where failure to obtain such consent, approval, waiver or authorization would not have a material adverse effect on the Company's business; (iv) result in the creation or imposition of any lien, claim or encumbrance of any kind or nature on any material properties or assets of the Company; or (v) violate in any material aspect any statue, law, rule, regulation or ordinance, or any judgment, decree, order, regulation or rule of any court, tribunal, administrative or governmental agency, body or entity to which the Company or its properties is subject except where such violation would not have a material adverse effect on the Company's business.

       10.  IMPORTANT CONSIDERATIONS: SUITABILITY STANDARDS - WHO SHOULD INVEST.

               INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL FINANCIAL RESOURCES WHO HAVE NO NEED FOR LIQUIDITY IN THEIR INVESTMENT.

               A substantial number of state securities commissions have established investor suitability standards for the marketing within their respective jurisdictions of restricted securities. Some have also established minimum dollar levels for purchases in their states. The reasons for these standards appear to be, among others, the relative lack of liquidity of securities of such programs as compared with other securities investments. Investment in the Securities involves a high degree of risk and is suitable only for persons of substantial financial means who have no need for liquidity in their investments.

               The Company has adopted as a general investor suitability standard the requirement that each Subscriber for Securities represents in writing that the Subscriber: (a) is acquiring the Securities for investment and not with a view to resale or distribution; (b) can bear the economic risk of losing its entire investment; (c) its overall commitment to investments which are not readily marketable is not disproportionate to its net worth, and an investment in the Securities will not cause such overall commitment to become excessive; (d) has adequate means of providing for its current needs and personal contingencies and has no need for liquidity in this investment in the Securities; (e) has evaluated all the risks of investment in the Company; and
(f) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Company or is relying on its own purchaser representative in making an investment decision.

               In addition, all of the Subscribers for Securities must be: (1) extremely sophisticated investors with substantial net worth and experience in making investments of this nature; and (2) "accredited investors," as defined in Rule 501 of Regulation D under the Act, by meeting any of the following conditions:

               (i) he or she has an individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years, and he or she reasonably expects an income in excess of the aforesaid levels in the current year, or

               (ii) he or she has an individual net worth, or a joint net worth with his or her spouse, at the time of his or her purchase, in excess of $1,000,000 (net worth for these purposes includes homes, home furnishings and automobiles), or

               (iii) he or she otherwise satisfies the Company that he or she is an accredited investor, as defined in Rule 501 under the Act.

               Other categories of investors included within the definition of accredited investor include the following: certain institutional investors, including certain banks, whether acting in their individual or fiduciary capacities; certain insurance companies; federally registered investment companies; business development companies (as defined under the Investment Company Act of 1940); Small Business Investment Companies licensed by the Small Business Administration; certain employee benefit plans; private business development companies (as defined in the Investment Advisers Act of 1940); tax exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue
Code) with total assets in excess of $5,000,000; entities in which all the equity owners are accredited investors; and certain affiliates of the Company.

               A partnership Subscriber, which satisfies the requirements set forth in clauses (a) through (f) above shall satisfy the suitability standards if it is an accredited investor by reason of clause (iii) above, or if all of its partners are accredited investors. A corporate subscriber, which satisfies the requirements set forth in clauses (a) through (f) above shall satisfy the investor suitability standards if it is an accredited investor by reason of clause (iii) above, or if all of its shareholders are accredited investors. Corporate subscribers must have net worth of at least three (3) times the amount of their investment in the Securities.

               The suitability standards referred to above represent minimum suitability requirements for prospective purchasers and the satisfaction of such standards by a prospective purchaser does not necessarily mean that the Securities are a suitable investment for such purchaser. The Company may, in circumstances it deems appropriate, modify such requirements. The Company may also reject subscriptions for whatever reasons, in its sole discretion, it deems appropriate.

               Securities Purchase Agreements may not necessarily be accepted in the order in which received. Purchasers who are residents of certain states may be required to meet certain additional suitability standards.

              THE ACCEPTANCE OF A SUBSCRIPTION FOR THE SECURITIES BY THE COMPANY DOES NOT CONSTITUTE A DETERMINATION BY THE COMPANY THAT AN INVESTMENT IN THE SECURITIES IS SUITABLE FOR A PROSPECTIVE INVESTOR. THE FINAL DETERMINATION OF THE SUITABILITY OF INVESTMENT IN THE SECURITIES MUST BE MADE BY THE PROSPECTIVE INVESTOR AND HIS OR HER ADVISERS.

        11.     State Law Considerations for Residents of All States.

                    IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE DESCRIPTION OF BUSINESS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

        12. Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested (provided that facsimile notice shall be deemed received on the next business day if received after 5:00 p.m. local time), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

               If to the Company:

                      VDC Communications, Inc.
                      75 Holly Hill Lane
                      Greenwich, CT   06830
                      Attention:  Frederick A. Moran
                                  Chairman & C.E.O.
                      Facsimile: (203) 552-0908
               with a copy to:

                      VDC Communications, Inc.
                      75 Holly Hill Lane
                      Greenwich, CT   06830
                      Attention:  Louis D. Frost, Esq.
                              VDC Corporate Counsel
                            Facsimile: (203) 552-0908

               If to Purchaser:

               to the address set forth at the end of this Agreement or to such other addresses as may be specified in accordance herewith from time to time.

        13. Survival of Representations and Warranties. Representations and warranties contained herein shall survive the execution and delivery of this Agreement.

        14. Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto, provided that this Agreement and the interests herein may not be assigned by either party without the express written consent of the other party.

        15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware without regard to the principles of conflict of laws.

        16. Arbitration. All controversies which may arise between the parties including, but not limited to, those arising out of or related to this Agreement shall be determined by binding arbitration applying the laws of the State of Delaware. Any arbitration between the parties shall be conducted at the Company's offices in Greenwich, Connecticut, or at such other location designated by the Company, before the American Arbitration Association (the "AAA"). If the Parties are unable to agree on a single arbitrator with fifteen
(15) days of a demand for arbitration being filed with the AAA by one of the parties, each party shall select an arbitrator and the two (2) arbitrators shall mutually select a third arbitrator, the three of whom shall serve as an arbitration panel. The decision of the arbitrator(s) shall be final and binding upon the Parties and shall not be required to include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator(s), shall be shared equally by the parties hereto unless the award otherwise provides. Nothing in this section will prevent either party from resorting to judicial proceedings if interim injunctive relief under the laws of the State of Delaware from a court is necessary to prevent serious and irreparable injury to one of the parties, and the parties hereto agree that the state courts in Stamford, Connecticut and the United States District Court in the District of Connecticut in Bridgeport, Connecticut shall have exclusive subject matter and in personam jurisdiction over the parties for purposes of obtaining interim injunctive relief.

        17. Sections and Other Headings. The section and other headings contained in this Agreement are for the convenience of reference only, and do not constitute part of this Agreement or otherwise affect any of the provisions hereof.

        18. Pronouns. Whenever the context of this Agreement may require, any pronoun will include the corresponding masculine, feminine and neuter form, and the singular form of nouns and pronouns will include the plural.

        19. Signatures in Counterpart and Facsimile. This Agreement may be executed in multiple counterparts and by facsimile signature, each of which shall constitute an original, but all of which counterparts taken together shall constitute one and the same instrument.

        20. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

        21. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

        22. Construction. This Agreement and any related instruments will not be construed more strictly against one party then against the other by virtue of the fact that drafts may have been prepared by counsel for one of the parties, it being recognized that this Agreement and any related instruments are the product of negotiations between the parties and that both parties have contributed to the final preparation of this Agreement and all related instruments.

        23. Agreement Read and Understood. Both parties hereto acknowledge that they have had an opportunity to consult with an attorney, and such other experts or consultants as they deem necessary or prudent, regarding this Agreement and that they, or their designated agents, have read and understand this Agreement.

        24. United States Dollars. All dollar amounts stated herein refer to and are payable solely in United States Dollars.

        IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be signed.

                                            Purchaser:  Paradigm Group, LLC

370,370 Shares/$999,999.00
--------------------------
Number and dollar amount                    By:/s/ Randall S. Goulding
of Shares purchased -                          --------------------------
Purchase Price                              Its: Managing Director
                                                 -----------------

                                            Address/Residence of Purchaser:

                                            3000 W. Dundee Suite 105
                                            ------------------------

37,037                                      Northbrook, IL  60062
------                                      -------------------
Warrants
                                     Employer Identification No.:  36-4207221

                                     Accredited Investor Certification
                                     (Place initials on the appropriate line(s))

____                (i)         I  am  a  natural  person  who  had   individual
               income of more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year ("income", for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (1) any deduction of long-term capital gains under Section 1202 of the Internal Revenue Code of 1986 (the "Code"), (2) any deduction for depletion under Section 611 et seq. of the Code, (3) any exclusion for interest under Section 103 of the Code and (4) any losses of a partnership as reported on Schedule E of Form 1040);

_____               (ii)      I  am  a  natural  person   whose  individual  net
               worth (i.e., total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Securities be in excess of $1,000,000;

_____               (iii)     The  Purchaser  is  an   investor   satisfying the
               requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the Securities Act, which includes but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are "accredited investors" as otherwise defined in Regulation D;

_____                 (iv)   The Purchaser is a "qualified  institutional buyer"
               as that term is defined in Rule 144A of the Securities Act;

_____                 (v)          The  Purchaser  is  a  trust,   which   trust
               has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Securities offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Securities;

_____                 (vi)  I am a director or executive officer of the Company;
               or

-----                 (vii)  The  Purchaser is an entity  (other  than a  trust)
               in which all of the equity owners meet the requirements of at least one of the above subparagraphs.


                                            Agreed and Accepted by

                                            VDC COMMUNICATIONS, INC.

                                            By:    /s/ Frederick A. Moran
                                                   ----------------------
                                                   Frederick A. Moran
                                                   Chairman & C.E.O.

                                            Dated:  May 17, 1999
                                                    ------------

                                   EXHIBIT "A"

                                                          Warrant No.    1999-W^

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF EXEMPTION FROM REGISTRATION, UNDER THE ACT, BASED ON AN OPINION LETTER OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

                                     FORM OF
                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                            VDC COMMUNICATIONS, INC.


                  Void after 5:00 p.m. Eastern Standard Time on May ^, 2002

        This is to verify that, FOR VALUE RECEIVED, the undersigned, or its registered assigns (hereinafter referred to as the "Holder"), is entitled to purchase, subject to the terms and conditions hereof, from VDC COMMUNICATIONS, INC., a Delaware corporation (the "Company"), that number of shares of Common Stock, par value $.0001 per share of the Company (the "Common Stock") set forth on the signature page hereto at any time during the period commencing at 9:00 a.m., Eastern Standard Time on May ^, 1999 (the "Commencement Date") and ending at 5:00 p.m. Eastern Standard Time on May ^, 2002 (the "Termination Date") at an exercise price of $6.00 per share of Common Stock. The number of shares of Common Stock purchasable upon exercise of this Warrant (the "Warrant(s)") and the exercise price per share shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below.

        The shares of Common Stock or any other shares or other units of stock or other securities or property, or any combination thereof then receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to hereinafter as "Exercise Shares". The exercise price per share as from time to time in effect is referred to hereinafter as the "Exercise Price".

1.      Exercise of Warrant: Issuance of Exercise Shares.

        (a) Exercise of Warrant. This Warrant may be exercised in whole or in part at any time or from time to time on or after the Commencement Date and until and including the Termination Date, upon surrender on any business day to the Company at its principal office, presently located at the address of the Company set forth in Section 8 hereof (or such other office of the Company, if any, as shall theretofore have been designated by the Company by written notice to the Holder), together with: (i) a completed and executed Notice of Warrant Exercise in the form set forth in Appendix A hereto and made a part hereof and
(ii) payment of the full Exercise Price for the amount of Exercise Shares set forth in the Notice of Warrant Exercise, in lawful money of the United States of America by certified check or cashier's check, made payable to the order of the Company.

        In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant or Warrants of like tenor evidencing the rights of the Holder thereof to purchase the balance of the Exercise Shares purchasable under the Warrant so surrendered that shall not have been purchased.

        No adjustments shall be made for any cash dividends on Exercise Shares issuable upon exercise of the Warrant. The Company shall cancel Warrant Certificates surrendered upon exercise of Warrants.

        (b) Issuance of Exercise Shares: Delivery of Warrant Certificate. The Company shall, within fifteen (15) business days or as soon thereafter as is practicable of the exercise of this Warrant, issue in the name of and cause to be delivered to the Holder (or such other person or persons, if any, as the Holder shall have designated in the Notice of Warrant Exercise) one or more certificates representing the Exercise Shares to which the Holder (or such other person or persons) shall be entitled upon such exercise under the terms hereof. Such certificate or certificates shall be deemed to have been issued and the Holder (or such other person or persons so designated) shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant.

        (c) Exercise Shares Fully Paid and Non-assessable. The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of the Warrant represented by this Warrant Certificate will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than taxes which, pursuant to Section 2 hereof, the Company shall not be obligated to pay) or liens, charges, and security interests created by the Company with respect to the issuance thereof.

        (d) Reservation of Exercise Shares. At the time of or before taking any action which would cause an adjustment pursuant to Section 5 hereof increasing the number of shares of capital stock constituting the Exercise Shares, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company have remaining, after such adjustment, a number of shares of such capital stock unissued and unreserved for other purposes sufficient to permit the exercise of all the then outstanding Warrants of like tenor immediately after such adjustment; the Company will also from time to time take action to increase the authorized amount of its capital stock constituting the Exercise Shares if at any time the number of shares of capital stock authorized but remaining unissued and unreserved for other purposes shall be insufficient to permit the exercise of the Warrants then outstanding. The Company may but shall not be limited to reserve and keep available, out of the aggregate of its authorized but unissued shares of capital stock, for the purpose of enabling it to satisfy any obligation to issue Exercise Shares upon exercise of Warrants, through the Termination Date, the number of Exercise Shares deliverable upon the full exercise of this Warrant and all other Warrants of like tenor then outstanding.

        (e) Fractional Shares. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates which evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this subparagraph (e), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the current market value of the Exercise Share. For purposes of this subparagraph (e), the current market value shall be determined as follows:

               (i) if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the last business day prior to the date on which this Warrant is exercised, or if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose; or

               (ii) if the Exercise Shares are listed or traded on a national securities exchange or in the NASDAQ National Market System, the closing price on the principal national securities exchange on which they are so listed or traded or in the NASDAQ National Market System, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The closing price referred to in this clause (ii) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting System; or

               (iii) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

2.      Payment of Taxes.

        (a) The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Exercise Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        (b) Upon exercise of a Warrant, the Company shall have the right to require the Holder to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for Exercise Shares issuable pursuant to the exercise of such Warrant.

        (c) A Holder who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount
(i) in cash; (ii) in the discretion of the Company's Chief Executive Officer, through the delivery to the Company of previously-owned shares of common stock of the Company having an aggregate current market value equal to the tax obligation, provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the Holder for at least six (6) months; (iii) in the discretion of the Company's Chief Executive Officer, through the withholding of shares of common stock of the Company otherwise issuable to the Holder in connection with the exercise of a Warrant; or (iv) in the discretion of the Company's Chief Executive Officer, through a combination of the procedures set forth in clauses (i), (ii) and (iii) of this
Section 2(c).

3. Mutilated or Missing Warrant Certificates. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate or Warrant Certificates of like tenor and in the same aggregate denomination, but only (i) in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity or bond, if requested, also satisfactory to them and
(ii) in the case of mutilation, upon surrender of the mutilated Warrant. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

4. Rights of Holder. The Holder shall not, by virtue of anything contained in this Warrant Certificate or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

5. Adjustment of Exercise Shares and Exercise Price. The Exercise Price and the number and kind of Exercise Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

        (a) In case the Company shall (i) pay a dividend on its shares of Common Stock in shares of Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, or (iii) combine its outstanding Common Stock into a smaller number of shares, the Exercise Price and number of securities purchasable under this Warrant in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised by such Holder immediately prior to such date, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $5.00 per share, the adjusted Exercise Price immediately after such event would be $2.50 per share. Additionally, the number of securities purchasable under this Warrant would be adjusted accordingly. Such adjustment shall be made successively whenever any event listed above shall occur.

        (b) If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a capital reorganization pursuant to which the shares of the Company's capital stock outstanding immediately prior to such reorganization are converted by virtue of such reorganization into other property, whether in the form of new securities, cash or otherwise (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such capital reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such capital reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such capital reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such capital reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in Section 5. The foregoing provisions of this Subsection 5(b) shall similarly apply to successive capital reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

        (c) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to subsections (a) and (b) above, the number of Exercise Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Exercise Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

        (d) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least twenty-five cents ($0.25) in such price; provided, however, that any adjustments which by reason of this subsection (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

        (e) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Exercise Shares issuable upon exercise of each Warrant to be mailed to the Holders, at their last addresses appearing on the books of the Company. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this
Section 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

        (f) Irrespective of any adjustments in the Exercise Price or the number or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

        (g) Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section 5, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder.

6.      Transfers, Exchanges, and Certain Restrictions.

        (a)      The Warrant shall be transferable, subject to the provisions of
Section 6 hereof, only upon the books of the Company, if any, to be maintained by it for that purpose, upon surrender of the Warrant to the Company at its principal office accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed by the Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. In all cases of transfer by an attorney, the original letter of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee named in such instrument of transfer, and the surrendered Warrant Certificate shall be canceled by the Company.

        (b) The Warrant may be exchanged, at the option of the Holder thereof and without change, when surrendered to the Company at its principal office, or at the office of its transfer agent, if any, for another Warrant or other Warrants of like tenor and representing in the aggregate the right to purchase from the Company a like number and kind of Shares as the Warrant surrendered for exchange or transfer, and the Warrant so surrendered shall be canceled by the Company or transfer agent, as the case may be.

        (c) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, execute the Company's standard Investor Representation Letter which shall, among other things, confirm in writing that the Exercise Shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

        (d) Neither this Warrant nor any Exercise Share may be offered for sale or sold, or otherwise transferred or sold, unless (i) such security has been registered for sale under the Securities Act of 1933, as amended (the "1933 Act") and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel, prepared at Holder's expense, reasonably satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

        (e) All Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by law or otherwise deemed necessary or appropriate by Company's counsel, including, but not limited to, an affiliate legend).

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY
        APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF EXEMPTION FROM REGISTRATION, UNDER THE ACT, BASED ON AN OPINION LETTER OF COUNSEL SATISFACTORY TO THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

The Company is hereby authorized to notify its transfer agent of the status of the Exercise Shares and to take such other action including, but not limited to, the placing of a "stop-transfer" order on the transfer agent's books and records to assure compliance with the Act.

         (f) Holder recognizes that investing in the Warrant and the Exercise Shares involves a high degree of risk, and Holder is in a financial position to hold the Warrant and the Exercise Shares indefinitely and is able to bear the economic risk and withstand a complete loss of its investment in the Warrant and the Exercise Shares. The Holder is a sophisticated investor and is capable of evaluating the merits and risks of investing in the Company. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management, has been given full and complete access to information concerning the Company, and has utilized such access to its satisfaction for the purpose of obtaining information or verifying information and have had the opportunity to inspect the Company's operation. Holder has had the opportunity to ask questions of, and receive answers from, the management of the Company (and any person acting on its behalf) concerning the Warrant and the Shares and the agreements and transactions contemplated hereby, and to obtain any additional information as Holder may have requested in making its investment decision. The initial Holder of this Warrant is an "accredited investor", as defined by Regulation D promulgated under the 1933 Act.

        (g) The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising from any inaccuracy in the provisions of Section 6 hereof or the disposition of this Warrant or any Exercise Share held by such holder or any interest therein in violation of the provisions of Section 6 hereof.

7. Registration Rights. The shares of Common Stock or other equity securities of the Company that may be issued to the Holder upon the exercise of the Warrants are entitled to the registration rights set forth in the Registration Rights Agreement of even date herewith between the Company and the Holder.

8. Notices. All notices or other communications under this Warrant Certificate shall be in writing and shall be deemed to have been given on the day of delivery if delivered by hand, on the fifth day after deposit in the mail if mailed by certified mail, postage prepaid, return receipt requested, or on the next business day after mailing if sent by a nationally recognized overnight courier such as federal express, addressed as follows:

               If to the Company:

               VDC Communications, Inc.
               75 Holly Hill Lane
               Greenwich, CT  06830
               Attn:  Frederick A. Moran, Chief Executive Officer

               and to the Holder at the address of the Holder appearing on the books of the Company or the Company's transfer agent, if any.

        Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 8.

9. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant Certificate without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Holder.

10. Successors and Assigns. This Warrant shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Holder and the Company.

11. Severability. If for any reason any provision, paragraph or terms of this Warrant Certificate is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

12. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of said jurisdiction without regard to such jurisdiction's conflicts of laws provisions.

13. Headings. Paragraph and subparagraph headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant Certificate nor constitute a part of this Warrant Certificate for any other purpose.

14.          Counterparts.   This  Warrant  may  be  signed  in  any  number  of
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        IN WITNESS WHEREOF, the Company has caused these presents to be duly executed as of the ^th day of May, 1999 defined herein as the "Commencement Date."


Number of Warrants:
                                                   VDC COMMUNICATIONS, INC.




                                                   By: ------------------------
                                                         Frederick A. Moran
                                                         Chief Executive Officer


Acknowledged and Agreed to by the undersigned this ____ day of May 1999.


----------------------------------

----------------------------------

----------------------------------

----------------------------------

                                   APPENDIX A

                           NOTICE OF WARRANT EXERCISE

        Pursuant to a Warrant by and between the undersigned and VDC COMMUNICATIONS, INC., a Delaware corporation (the "Company"), dated as of May ^, 1999, the undersigned hereby irrevocably elects to exercise its warrant to the extent of purchasing _______________ shares of Common Stock, $.0001 par value (the "Warrant Shares"), of the Company as provided for therein.

        The undersigned hereby represents and agrees that the Warrant Shares purchased pursuant hereto are being purchased for investment and not with a view to the distribution or resale thereof, and that the undersigned understands that said Warrant Shares have not been registered under the Securities Act of 1933, as amended.

        Payment of the full Purchase Price of the Warrant Shares is enclosed herewith, in the form of a check made payable to the Company.

        The undersigned requests that a certificate for the Warrant Shares be issued in the name of:

               --------------------------------------------------

               --------------------------------------------------

               --------------------------------------------------
             (Please print name, address and social security number)


Dated:_______________________________________

Address: __________________________________________________

         --------------------------------------------------

         --------------------------------------------------

Signature:_________________________________________________

                                   EXHIBIT "B"
                                  RISK FACTORS

An investment in Company Common Stock and Warrants to purchase Company Common Stock involves a high degree of risk. Purchasers of such securities should carefully review the following risk factors.

This following Risk Factors contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although forward-looking statements are based on assumptions made, and information believed, by management to be reasonable, no assurance can be given that such statements will prove to be correct. Such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, projected or expected. Some, but not all, of such risks and uncertainties are described in the risk factors set forth below.

1. WE ARE A DEVELOPMENT STAGE COMPANY. We have only recently commenced our present operations, and therefore, have only a limited operating history upon which you can evaluate our business. We have strategically placed telecommunications equipment in cities that we believe will enable us to efficiently transport telecommunications services. Now we are building our customer base as rapidly as we can in order to achieve greater revenues and market penetration. We will also add additional telecommunications equipment in other areas of the world. We have not yet determined with certainty where those areas will be.

2. WE ARE LOSING MONEY. We have not yet experienced a profitable quarter and may not ever achieve profitability. By virtue of the early stage of our development, we have yet to build sufficient volume of telecommunications voice and facsimile traffic to reach profitability. Our current expenses are greater than our revenues. This will probably continue until we reach a greater level of maturity and it is possible that our revenues may never exceed our expenses. If operating losses continue for longer than the short-term, then our continued operation will be in jeopardy. However, we believe that what we have developed over the past year is valuable and has the potential to generate revenues greater than expenses.

3.        NUMEROUS  CONTINGENCIES  COULD  HAVE  A MATERIAL ADVERSE EFFECT ON US.
          Because we are a development stage company, and because of the nature of the industry in which we operate, there are numerous contingencies over which we have little or no control, any one of which could have a material adverse effect on us. The contingencies include, but are not limited to, the addition or loss of major customers, whether through competition, merger, consolidation or otherwise; the loss of economically beneficial routing options for the termination of our telecommunications traffic; financial difficulties of major customers; pricing pressure resulting from increased competition; and technical difficulties with or failures of portions of our network that could impact our ability to provide service to or bill our customers.

4. OUR ABILITY TO IMPLEMENT OUR PLAN SUCCESSFULLY IS DEPENDENT ON A FEW KEY PEOPLE. We are particularly dependent upon Frederick A. Moran, Chairman, Chief Executive Officer, Chief Financial Officer, Secretary and Director of the Company. Mr. Moran is also a significant beneficial shareholder of the Company. The Company has an employment agreement with Mr. Moran. We believe the combination of his employment agreement and equity interest keeps Mr. Moran highly motivated to remain with the Company.

5. THE INTERNATIONAL TELECOMMUNICATIONS MARKET IS RISKY. The international nature of the our operations involves certain risks, such as changes in U.S. and foreign government regulations and telecommunications standards, dependence on foreign partners, tariffs, taxes and other trade barriers, the potential for nationalization and economic downturns and political instability in foreign countries. At the current time, we are particularly dependent on Central and North America. In addition, our business could be adversely affected by a reversal in the current trend toward the deregulation of the telecommunications industry. We will be increasingly subject to these risks to the extent that we proceed with the planned expansion of international operations.

6. GOVERNMENT INVOLVEMENT IN INDUSTRY COULD HAVE AN ADVERSE EFFECT. We are subject to various U.S. and foreign laws, regulations, agency actions and court decisions. Our U.S. international telecommunications service offerings are subject to regulation by the Federal Communications Commission (the "FCC"). The FCC requires international carriers to obtain certificates of public convenience and necessity prior to acquiring international facilities by purchase or lease, or providing international service to the public. Prior FCC approval is also generally required to transfer control of a certificated carrier. We must file reports and contracts with the FCC and must pay regulatory and other fees, which are subject to change. We are also subject to the FCC policies and rules discussed below. The FCC could determine, by its own actions or in response to a third party's filing, that certain of our services, termination arrangements, agreements with foreign carriers, transit or refile arrangements or reports did not comply with FCC policies and rules. If this occurred, the FCC could order us to terminate arrangements, fine us or revoke our authorizations. Any of these actions could have a material adverse effect on our business, operating results and financial condition.

7. POTENTIAL FOR TECHNICAL FAILURE. Our services are dependent on our own and other companies' ability to successfully integrate technologies and equipment. In connecting with other companies' equipment we take the risk of not being able to provide service due to their error. In addition, there is the risk that our equipment may malfunction or that we could make an error which negatively affects our customers' service. We are also dependent on the protection of our hardware and other equipment from damage from natural disasters such as fires, floods, hurricanes and earthquakes, other catastrophic events such as civil unrest, terrorism and war and other sources of power loss and telecommunications failures. We have taken a number of steps to prevent our service from being affected by natural disasters, fire and the like. We have built redundant systems for power supply to our equipment. Even though, there can be no assurance that any such systems will prevent the switches from becoming disabled in the event of an earthquake, power outage or otherwise. The failure of our network, or a significant decrease in telephone traffic resulting from effects of a natural or man-made disaster, could have a material adverse effect on our relationship with our customers and our business, operating results and financial condition.

8. THE LONG DISTANCE AND INTERNATIONAL LONG DISTANCE TELEPHONE INDUSTRY IS HIGHLY COMPETITIVE. We are a small company in an industry with many companies that have more experience and greater resources than us. International telecommunications providers compete mainly on the basis of price, but also customer service, transmission quality, breadth of service offerings and value-added services. Our operating history is probably not long enough for you to make a judgment about our ability to compete in this industry.

9. TECHNOLOGICAL ADVANCEMENT COULD RENDER OUR INFRASTRUCTURE OBSOLETE. The international telecommunications industry is highly competitive and subject to the introduction of new services facilitated by advances in technology. We expect that the future will bring technological change. It is possible that these changes could result in more advanced telecommunications equipment that could render our current equipment obsolete. If this were to happen, we would most likely have to invest significant capital into this new technology.

10. WE HAVE LIMITED CAPITAL. Being a small company in a capital intensive industry, our position of limited capital is a significant risk to our future viability. We are currently seeking financing alternatives that would put us in a better position financially. There is no guarantee that we will be able to do this. We may sell additional shares of our stock in order to provide the capital needed for our operations.

11. WE HAVE A SIGNIFICANT INVESTMENT IN A PRIVATE COMPANY THAT WE DO NOT CONTROL. We have a non-controlling investment in a private company, Metromedia China Corporation ("MCC"). Since this company is private and in development, it is difficult to place a value on its worth. We currently value our ownership interest based on extrapolating the value placed on MCC by its majority shareholder, Metromedia International Group. As of March 31, 1999, that equaled $4.34 million. Our total assets were $13.7 million. The value of our interest in MCC may change in the future. The value of MCC may be unfavorably influenced by negative operating results, the Chinese telecommunications market and/or other factors. Furthermore, changes in governmental policy towards foreign investment in telecommunications in China could also adversely effect the value of our investment. We have decreased the value placed on this asset, in large part, due to the uncertainty of the future of foreign participation in the Chinese telecommunications market. Even so, there is still the possibility that this asset will be worth less in the future than we believe is a fair value currently.

12. OUR STOCK IS HIGHLY VOLATILE. Our stock price fluctuates significantly. We believe that this will most likely continue. Historically, the market prices for securities of emerging companies in the telecommunications industry have been highly volatile. Future announcements concerning us or our competitors, including results of operations, technological innovations, government regulations, proprietary rights or significant litigation, may have a significant impact on the market price of our stock.

13. ADDITIONAL SHARES WILL BE AVAILABLE FOR SALE IN THE PUBLIC MARKET. We registered stock in connection with the domestication merger of VDC Corporation Ltd. ("VDC Bermuda") with and into us (the "Domestication Merger"). The effect of the Domestication Merger was that members/shareholders of VDC Bermuda became shareholders of the Company which then became the publicly traded company. In addition, we issued
        shares in  connection  with the  MCC   investment  and other  additional
        business related matters. These stock issuances and future registration statements will have the effect of significantly increasing the number of shares eligible for public trading. Sales of substantial amounts of the stock in the public market could have an adverse effect on the price of the stock and may make it more difficult for us to sell stock in the future. Although it is impossible to predict market influences and prospective values for securities, it is possible that the substantial increase in the number of shares available for sale, in and of itself, could have a depressive effect on the price of our stock.

14. WE HAVE NOT PAID ANY DIVIDENDS TO OUR STOCKHOLDERS AND DO NOT EXPECT TO ANY TIME IN THE NEAR FUTURE. Instead, we plan to retain earnings for investment back into the company.

15. THE YEAR 2000 PROBLEM COULD HAVE A MATERIAL ADVERSE EFFECT ON US. The Year 2000 issue is a matter of worldwide concern for carriers and affects many aspects of telecommunications technology, including the computer systems and software applications that are essential for operations. A significant portion of the devices that we use to provide our basic services use date-sensitive processes which affect functions such as service activation, service assurance and billing processes.

We are currently evaluating the Year 2000 readiness of our computer systems, software applications and telecommunications equipment. We are sending Year 2000 compliance inquiries to certain third parties (i.e. vendors, customers, outside contractors) with whom we have a relationship. These inquiries include, among other things, requests to provide documentation regarding the third party's Year 2000 programs, and questions regarding how the third party specifically examined the Year 2000 effect on their equipment and operations and what remedial actions will be taken with regard to these problems.

Since we are a new company, our key systems have just recently been implemented. Most of the vendors of such systems have represented to us that the systems are compliant with the Year 2000 issues without any modification. We will, however, continue to require confirmation of Year 2000 compliance in our future requests for proposals from equipment and software vendors. The failure of the Company's computer systems and software applications to accommodate the Year 2000, could have a material adverse effect on our business, financial condition and results from operations.

Further, if the software and equipment of those on whose services we depend are not Year 2000 functional, it could have a material adverse effect on our operations. While most major domestic telecommunications companies have announced that they expect all of their network and support systems to be Year 2000 functional by the middle of 1999, other domestic and international carriers may not be Year 2000 functional. We intend to continue to monitor the performance of our accounting, information and other systems and software applications to identify and resolve any Year 2000 issues. Currently, through our discovery process, we have identified an estimated $84,000 of expenditures associated with updating systems to be Year 2000 compliant. However, we expect we will find additional expenses pending the finalization of our Year 2000 investigation.

We believe that the most reasonably likely worst case scenario resulting from the century change could be the inability to efficiently send voice and facsimile calls at current rates to desired locations. We do not know how long this might last. This would have a material adverse effect on our results from operations.

16. CERTAIN ANTI-TAKEOVER CONSIDERATIONS. Certain provisions of our Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and Bylaws, as amended (the "Bylaws"), and the General Corporation Law of the State of Delaware (the "GCL") could deter a change in our management or render more difficult an attempt to obtain control of us. For example, we are subject to the provisions of the GCL that prohibit a public Delaware corporation from engaging in a broad range of business combinations with a person who, together with affiliates and associates, owns 15% or more of the corporation's outstanding voting shares (an "interested stockholder") for three years after the person became an interested stockholder, unless the business combination is approved in a prescribed manner. The Certificate of Incorporation includes undesignated Preferred Stock, which may enable the Board to discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise. In addition, the Certificate of Incorporation provides for a classified Board of Directors such that approximately only one-third of the members of the Board will be elected at each annual meeting of stockholders. Classified boards may have the effect of delaying, deferring or discouraging changes in control of us. Further, certain other provisions of the Certificate of Incorporation and Bylaws and of the GCL could delay or make more difficult a merger, tender offer or proxy contest involving us. Additionally, certain federal regulations require prior approval of certain transfers of control of telecommunications companies, which could also have the effect of delaying, deferring or preventing a change in control.

                                   EXHIBIT "C"

                                     FORM OF
                                     -------
                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

        This Registration Rights Agreement (this "AGREEMENT") is dated as of May ^, 1999 by and between VDC COMMUNICATIONS, INC., a Delaware corporation (the "COMPANY"), and the undersigned (the "HOLDER" or the "INVESTOR").

                              W I T N E S S E T H:
                              --------------------

               WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investor is purchasing from the Company, pursuant to a Securities Purchase Agreement dated the date hereof (the "PURCHASE AGREEMENT"), certain shares of the Company's common stock (the "SHARES") and Warrants to purchase certain shares of the Company's common stock (the "WARRANTS") (the Shares and Warrants are collectively referred to as the "SECURITIES" of the Company);

               WHEREAS, all capitalized terms not hereinafter defined shall have that meaning assigned to them in the Purchase Agreement; and

               WHEREAS,   the  Company  desires  to  grant  to  the  Holder  the
registration rights set forth herein with respect to the Securities.

        NOW, THEREFORE, the parties hereto agree as follows:

        1.     Definitions.

               (a) "CLOSING" shall mean the closing provided for in the Purchase Agreement.

               (b) "COMMON STOCK" shall mean the common stock of the Company, par value $.0001 per share.

               (c)        "COMPANY" shall mean VDC Communications, Inc.

               (d) "OFFERING" shall mean that private placement transaction pursuant to which the Company shall offer shares of Common Stock and Warrants to purchase shares of Common Stock upon terms and conditions set forth in the Purchase Agreements.

               (e) "PERSON" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

               (f) "PRINCIPAL MARKET" means the OTC Electronic Bulletin Board, the Nasdaq National Market, the Nasdaq Small Cap Stock Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

               (h) "REGISTRATION STATEMENT" shall mean the Registration Statement of the Company filed with the SEC pursuant to the provisions of
Section 2 of this Agreement which covers the resale of the Shares and the shares of Common Stock underlying the Warrants (the "Warrant Shares") on Form S-1, SB-2 or any other appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such Registration Statement, including any pre-and post-effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

               (i) "RESTRICTED STOCK" shall mean the Shares, the Warrant Shares, and any additional shares of Common Stock or other equity securities of the Company issued or issuable after the date hereof in respect of any such securities (or other equity securities issued in respect thereof) by way of a stock dividend or stock split, in connection with a combination, exchange, reorganization, recapitalization or reclassification of Company securities, or pursuant to a merger, division, consolidation or other similar business transaction or combination involving the Company; provided that: as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, or (ii) when and to the extent such securities are permitted to be distributed pursuant to subparagraph
(k) of Rule 144 (or any successor provision to such Rule) promulgated under the Securities Act or are otherwise freely transferable to the public without further registration under the Securities Act.

               (j) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at any relevant time.

               (k) "SEC" shall mean the United States Securities and Exchange Commission.

               (l) "TRADING DAY" means a day on which the Principal Market on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, any day other than a Saturday, Sunday, or a day on which banking institutions in the State of Delaware are authorized or obligated by law or executive order to close.

        2.     Registration Rights.

               (a)    Piggyback Registration Rights.

               The Company shall advise the Holder by written notice at least ten (10) calendar days prior to the filing of a Registration Statement under the Securities Act (excluding registration on Forms S-8, S-4, or any successor forms thereto), covering securities of the Company to be offered and sold (whether by the Company or any stockholder thereof) and shall, upon the request of the Holder given at least five calendar (5) days prior to the filing of such
Registration Statement, include in any such Registration Statement such information as may be required to permit the public distribution of the Restricted Stock. The Holder shall furnish such information as may be reasonably requested by the Company in order to include such Restricted Stock in the Registration Statement. In the event that any registration pursuant to this
Section 2 shall be, in whole or in part, an underwritten public offering of Common Stock on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Restricted Stock and any other securities eligible and requested to be included in such registration to the extent that the number of shares to be registered will not, in the opinion of the managing underwriters, adversely affect the offering of the securities pursuant to clause (i), pro rata among the holders of such securities, including the Holder of the Restricted Stock, on the basis of the number of shares eligible for registration which are owned by all such holders. Notwithstanding the foregoing, the Company may withdraw any registration statement referred to in this Section 2 without thereby incurring liability to the holders of the Restricted Stock.

               (b)    Shelf Registration.

               In the event that the Restricted Stock is not otherwise included within a Registration Statement filed pursuant to Section 2(a) above, the Company shall use its best efforts to prepare and file, not later than twelve
(12) months following the Closing of the Offering, a Registration Statement with the SEC and use its best efforts to, as promptly as possible, have such Registration Statement declared effective for the purpose of facilitating the public resale of the Restricted Stock.

               (c) Notwithstanding anything to the contrary contained herein, the Company's obligation in Section 2(a) and 2(b) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement filed under the Securities Act. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock. Furthermore, the Company shall not be restricted in any manner from including within the Registration Statement the distribution, issuance or resale of any of its or any other securities.

        3. Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Agreement, the Company shall:

               (a) prepare and file with the SEC a Registration Statement with respect to the Restricted Stock in the manner set forth at Sections 2(a) or 2(b) hereof and use its best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective for that period identified in Section 3(g) hereafter;

               (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 3(g) below and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the Holders intended method of disposition set forth in such Registration Statement for such period;

               (c) furnish to the Holder and to each underwriter, if any, such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus), as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

               (d) use its best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Holder, or, in the case of an underwritten public offering, the managing underwriter shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

               (e) promptly notify the Holder under such Registration Statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made;

               (f) make available for inspection by any underwriter participating in an underwritten disposition on behalf of any Holder, and any attorney, accountant or other agent retained by such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the underwriter, attorney, accountant or agent in connection with such Registration Statement;

               (g) for purposes of Sections 3(a) and 3(b) above, the period of distribution of Restricted Stock shall be deemed to extend until the earlier of: (A) in an underwritten public offering of all of the Restricted Stock, the period in which each underwriter has completed the distribution of all securities purchased by it; (B) in any other registration, the earlier of the period in which all shares of Restricted Stock covered thereby shall have been sold or three (3) years from the date of Closing.

               (h) if the Common Stock of the Company is listed on any securities exchange or automated quotation system, the Company shall use its best efforts to list (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable) the Restricted Stock covered by such Registration Statement on such exchange or automated quotation system;

               (i) enter into normal and customary underwriting arrangements or an underwriting agreement and take all other reasonable and customary actions if the Holder sells its shares of Restricted Stock pursuant to an underwriting (however, in no event shall the Company, in connection with such underwriting, be required to undertake any special audit of a fiscal period in which an audit is normally not required);

               (j) notify the Holder if there are any amendments to the Registration Statement, any requests by the SEC to supplement or amend the
Registration  Statement,  or of any  threat  by  the  SEC  or  state  securities commission to undertake a stop order with respect to sales under the Registration Statement; and

               (k) cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.

        4.     Expenses.

               (a) For the purposes of this Section 4, the term "REGISTRATION EXPENSES" shall mean: all expenses incurred by the Company in complying with Sections 2 and 3 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, "blue sky" fees, fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "SELLING EXPENSES" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of the sale of Restricted Stock.

               (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Section 2 of this Agreement. All Selling Expenses in connection with any Registration Statements filed pursuant to Section 2 of this Agreement shall, in the case of an underwritten offering, be borne by the participating Holders in proportion to the number of shares sold by each, or, in all other instances, shall be borne by the Holder incurring such expenses.

        5.     Obligations of Holder.

               (a) In connection with each registration hereunder, each selling Holder will furnish to the Company in writing such information with respect to such seller and the securities held by such seller, and the proposed distribution by him or them as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including such seller's Restricted Stock in the Registration Statement. Each selling Holder also shall agree to promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing.

               (b) In connection with each registration pursuant to this Agreement, the Holder whose shares are included therein will not effect sales thereof until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, the Holder included in said Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

        6.     Information Blackout.

               At any time when a Registration  Statement  effected  pursuant to
Section 2 relating to Restricted Stock is effective, upon written notice from the Company to the Holder that the Company has determined in good faith that sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, the Holder shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies the Holder that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such Registration Statement may otherwise be resumed.

        7.     Indemnification.

               (a) The Company agrees to indemnify, to the extent permitted by law, each Holder of Restricted Stock, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Company by such Holder for use therein or by such Holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same.

               (b) In connection with any Registration Statement in which a Holder of Restricted Stock is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from: (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished by such Holder); or (ii) any disposition of the Restricted Stock in a manner that fails to comply with the permitted methods of distribution identified within the Registration Statement; provided that the obligation to indemnify (if there shall be more than one Holder) shall be individual, not joint and several, for each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Restricted Stock pursuant to such Registration Statement.

               (c)      Any Person entitled to  indemnification  hereunder shall
(i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

        8.     Miscellaneous Provisions.

               (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware with regard to principles of conflicts of laws.

               (b) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holder.

               (d) Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested (provided that facsimile notice shall be deemed received on the next business day if received after 5:00 p.m. local time), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties)

(i)     if to the Company to:

                             VDC Communications, Inc.
                             75 Holly Hill Lane
                             Greenwich, CT  06830
                             Attn:  Frederick A. Moran, Chief Executive Officer
                             Telephone:     (203) 869-5100
                             Facsimile:     (203) 552-0908

                      (ii) if to the Holder, to the address identified on the books and records of the Company


               (e) Successors and Assigns; Holders as Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns, and the agreements of the Company herein shall inure to the benefit of the Holders and their respective successors and assigns.

               (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (g) Entire Agreement; Survival; Termination. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

               (h) Construction. This Agreement and any related instruments will not be construed more strictly against one party then against the other by virtue of the fact that drafts may have been prepared by counsel for one of the parties, it being recognized that this Agreement and any related instruments are the product of negotiations between the parties and that both parties have contributed to the final preparation of this Agreement and all related instruments.

               (i) Arbitration. All controversies which may arise between the parties including, but not limited to, those arising out of or related to this Agreement shall be determined by binding arbitration applying the laws of the State of Delaware. Any arbitration between the parties shall be conducted at the Company's offices in Greenwich, Connecticut, or at such other location designated by the Company, before the American Arbitration Association (the "AAA"). If the Parties are unable to agree on a single arbitrator with fifteen
(15) days of a demand for arbitration being filed with the AAA by one of the parties, each party shall select an arbitrator and the two (2) arbitrators shall mutually select a third arbitrator, the three of whom shall serve as an arbitration panel. The decision of the arbitrator(s) shall be final and binding upon the Parties and shall not be required to include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator(s), shall be shared equally by the parties hereto unless the award otherwise provides. Nothing in this section will prevent either party from resorting to judicial proceedings if interim injunctive relief under the laws of the State of Delaware from a court is necessary to prevent serious and irreparable injury to one of the parties, and the parties hereto agree that the state courts in Stamford, Connecticut and the United States District Court in the District of Connecticut in Bridgeport, Connecticut shall have exclusive subject matter and in personam jurisdiction over the parties for purposes of obtaining interim injunctive relief.

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


               (j) Agreement Read and Understood. Both parties hereto acknowledge that they have had an opportunity to consult with an attorney, and such other experts or consultants as they deem necessary or prudent, regarding this Agreement and that they, or their designated agents, have read and understand this Agreement.

        IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be signed.

ATTEST:                                     VDC COMMUNICATIONS, INC.


______________________________              By:________________________________
                                                Frederick A. Moran
                                                Chief Executive Officer


WITNESS:


------------------------------              --------------------------------
                                               ^


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